UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 27, 2013

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by Retail Opportunity Investments Corp. (the “Company”) and Retail Opportunity Investments Partnership, LP (the "Operating Partnership") in the Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on October 2, 2013, as set forth below.  The combined financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 27, 2013, subsidiaries of the Company completed the acquisition of (1) 51% of the partnership interests in Terranomics Crossroads Associates, LP (the "Crossroads JV"), the partnership which owns the Crossroads Shopping Center located in Bellevue, Washington, which was funded through the issuance of 2,639,632 OP Units of the Operating Partnership with a fair value of approximately $36.4 million, and the assumption of a $49.6 million mortgage loan on the property, and (2) 100% of membership interests in SARM Five Points Plaza, LLC, the entity which owns the Five Points Plaza Shopping Center located in Huntington Beach, California for an adjusted purchase price of approximately $52.6 million, paid through approximately $43.6 million in cash (of which approximately $17.2 million was used to pay off the existing mortgage loan and terminate the related swap) and the issuance of 650,031 OP Units of the Operating Partnership with a fair value of approximately $9.0 million. In connection with the acquisitions of the partnership interests in Crossroads JV and the membership interests in SARM Five Points Plaza, LLC, the Company and the Operating Partnership filed the Original Form 8-K describing the acquisitions.  Reference is made to the Original Form 8-K for additional information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

Crossroads Shopping Center

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)
•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)

Five Points Plaza Shopping Center

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)
•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)

(b)      Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2013 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)      Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September, 2013 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d)      Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Financial statements and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated:  December 10, 2013                                                                 By:           /s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

By:          /s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer
Dated:  December 10, 2013